In 2025, the AFL-CIO Housing Investment Trust (“HIT”) deepened its commitment to Minnesota communities by committing to finance three new developments in the state. These investments will generate high-quality union construction jobs, expand access to housing, and strengthen the communities in which they are built.

Beltline Station Building 1 & Building 3

St. Louis Park, MN

In St. Louis Park, HIT is helping to finance the new construction of two residential buildings within the Beltline Station development. HIT’s combined $31.0 million investment will support the development of Building 1, a 7-story mixed-use structure with 152 rental housing units, and Building 3, a 5-story residential building with 146 rental units. The combined total development cost of both buildings is approximately $108.9 million. These projects will generate an estimated 730,270 hours of union construction work and create a total $108.9 million in economic benefit.

Estoria Cooperative Oak Marsh

Oakdale, MN

In Oakdale, HIT is helping to finance the $44.7 million new construction of Estoria Cooperative Oak Marsh. The senior housing community will offer 87 units of housing once complete. The development will generate an estimated 325,400 hours of union construction work and create a total $73.5 million economic benefit.

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These new commitments are the latest example of the HIT delivering on its mission of providing investors with competitive risk adjusted returns while directly financing construction projects built with 100% union labor, providing jobs and economic benefit directly to communities across the nation. Since its inception, HIT has provided $2.0 billion in financing to 118 projects in Minnesota. These investments have created 15,0257 units of housing across the state. We look forward to continuing this momentum by supporting projects that strengthen communities, create quality union jobs, and deliver long-term value for our investors.

About the HIT: The HIT is a fixed-income, investment-grade mutual fund with $7.4 billion in net assets. For 40 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives.

Contact: Dianne Ambrose, 202-467-2569, dambrose@aflcio-hit.com

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of September 30, 2025. Economic impact data is in 2024 dollars and all other figures are nominal. The projects listed above may not reflect HIT’s current portfolio for any or all of the following reasons: (i) the assets related to the project(s) referenced in this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. Building America CDE, Inc. is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio.

AFL-CIO Housing Investment Trust | 1227 25th Street NW Suite 500 | Washington, DC

20037 US

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